Indebtedness - Actual and Required Covenant Levels Under Existing Agreements (Detail)	Jan. 31, 2013	Jan. 31, 2012
Debt Instrument [Line Items]
Minimum fixed charge coverage ratio, Required	1.50	1.50
Maximum leverage ratio, Required	3.00	3.00
Fixed charge coverage ratio, Actual	2.57	2.98
Leverage ratio, Actual	1.99	0.78